CLEARWATER INVESTMENT TRUST
CLEARWATER SELECT EQUITY FUND
CLEARWATER INTERNATIONAL FUND
SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 29, 2024, AS SUPPLEMENTED
The date of this Supplement is December 18, 2024.
Effective January 1, 2025, Clearwater Management Co., Inc., the investment manager of the Clearwater Investment Trust, will increase its voluntary management fee waiver for Clearwater Select Equity Fund and decrease its voluntary management fee waiver for Clearwater International Fund (the “International Fund”).
Additionally, the Board of Trustees has approved the termination of LSV Asset Management (“LSV”) as a subadviser to the International Fund. The Board of Trustees has also approved an amendment to the investment subadvisory agreement with an existing subadviser to the International Fund, Artisan Partners Limited Partnership (“Artisan Partners”), which will now manage an additional allocation of the Fund’s assets in a separate strategy from its existing allocation. The termination of LSV and additional allocation of assets to Artisan Partners is scheduled to take effect on or about January 10, 2025 (the “Subadviser Change Date”).
Effective January 1, 2025, the following change is made to the Prospectus:

1.	The third paragraph of the section titled “MANAGEMENT – Management Services and Fees” is deleted and replaced with the following:
Effective October 1, 2024, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund and Tax‑Exempt Bond Fund to achieve an effective management fee rate equal to 0.23% 0.29%, respectively, of each Fund’s average daily net assets. Effective January 1, 2025, CMC has voluntarily agreed to waive a portion of the management fee for the Select Equity Fund and International Fund to achieve an effective management fee rate equal to 0.92% and 0.75%, respectively, of each Fund’s average daily net assets. It is CMC’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time.
Effective on the Subadviser Change Date, the Prospectus is amended as follows.

1.	All references to LSV in the Prospectus are deleted in their entirety.

2.
The description of Artisan Partners’ strategy in the fifth paragraph of the section titled “SUMMARY SECTION – Clearwater International Fund – Principal Investment Strategies” in the Prospectus is deleted and replaced with the following:

Artisan Partners utilizes two separate strategies in managing its portion of the Fund’s assets. With respect to its International Value strategy, Artisan Partners seeks to build a diversified portfolio of non‑U.S. companies of all sizes. With respect to its International Explorer strategy, Artisan Partners invests in non‑U.S. small capitalization companies (those that have a market capitalization of less than $5 billion at the time of purchase). In both strategies, Artisan Partners invests in companies that it believes to be undervalued.

3.
The row corresponding to Artisan Partners in the section titled “SUMMARY SECTION – Clearwater International Fund – Fund Adviser and Portfolio Managers” in the Prospectus is deleted and replaced with the following:

Subadvisers	Portfolio Managers	Period of Service
Artisan Partners
N. David Samra, Managing Director and Lead Portfolio Manager
Ian P. McGonigle, CFA, Managing Director and Co‑Portfolio Manager
Beini Zhou, CFA, Co‑Portfolio Manager
Anand Vasagiri, Co‑Portfolio Manager
Mr. Samra has been a portfolio manager of the Fund since 2009. Mr. McGonigle has been a co‑portfolio manager of the Fund since 2018. Messrs. Zhou and Vasagiri have been co‑portfolio managers of the Fund since 2025.

4.	The paragraph relating to Artisan Partners in the section titled “CLEARWATER INTERNATIONAL FUND – Principal Investment Strategies” in the Prospectus is deleted and replaced with the following:
Artisan Partners
The portion of the Fund’s portfolio allocated to Artisan Partners’ International Value strategy is invested primarily in stocks of non‑U.S. companies of all sizes, primarily in developed markets but also in emerging and less developed markets. The portion of the Fund’s portfolio allocated to Artisan Partners’ International Explorer strategy is invested primarily in stocks of non‑U.S., including emerging markets, companies that have market capitalization of less than $5 billion at the time of purchase. Artisan Partners employs a fundamental stock selection process focused on identifying long-term growth opportunities, and generally buys and sells securities based on that process.

5.
The paragraph relating to Artisan Partners in the section titled “CLEARWATER INTERNATIONAL FUND – Principal Investment Strategies – Additional Information as to How Subadvisers Select the Fund’s Investments” in the Prospectus is deleted and replaced with the following:

Artisan Partners
Artisan Partners’ strategy is to focus on high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams. Artisan Partners focuses on four key characteristics: undervaluation, business quality, financial strength, and shareholder-oriented management. Companies that make it through Artisan Partners’ analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the company’s stock to Artisan Partners’ estimate of the company’s intrinsic value. Artisan Partners manages the portfolios by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including diversification, risk management, and liquidity).

6.	The following is added to the fourth paragraph of the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus:
With respect to the subadvisory contract with Artisan Partners, a discussion regarding the basis for the Board of Trustees’ approval of the subadvisory contracts will be included in the Trust’s Form N‑CSR for the fiscal period ended December 31, 2024 when available.

7.	The following rows are added to the table in the section titled “MANAGEMENT – The Portfolio Managers”:

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience
International Fund	Artisan Partners	Beini Zhou, CFA	2025	Mr. Zhou, CFA, has served as a co‑portfolio manager for Artisan Partners since 2020. Prior to returning to Artisan Partners in 2020, he was a portfolio manager at Matthews Asia. Mr. Zhou holds a B.A. in Applied Mathematics from Harvard College and a M.S. in Computer Science from the University of California-Berkeley.
International Fund	Artisan Partners	Anand Vasagiri	2025	Mr. Vasagiri has served as a co‑portfolio manager of Artisan Partners since 2020. Prior to returning to Artisan Partners in 2020, Mr. Vasagiri was co‑head and portfolio manager at Paradice Investment Management from 2010 to 2019. Mr. Vasagiri holds a B.E. in Mechanical Engineering from M.N. National Institute of Technology, India, an M.I.M from the Thunderbird School of Global Management (ASU), and an M.B.A. from The University of Chicago Booth School of Business.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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